Goodwill	12 Months Ended
Dec. 31, 2025
Notes and other explanatory information [abstract]
Goodwill

16.	Goodwill

Goodwill primarily represents expected synergies, future economic benefits, and assembled workforce that do not meet the criteria for separate recognition under IFRS 3.

Goodwill is not amortised and is tested for impairment at least annually, or more frequently if indicators of impairment exist. Based on the purchase price allocation performed at year end 2025 and the performance of the underlying business, management has concluded that no impairment indicators exist as at 31 December 2025.

Non-controlling interests in the QIND acquisition are measured at the NCI’s proportionate share of the acquiree’s identifiable net assets (the partial goodwill method).

€’000
Total purchase consideration	14,626
Less: Fair value of net identifiable assets	(11,970)
of which attributable to the parent (67.04%)	(8,025)
of which attributable to NCI (32.96%)	(3,945)
Goodwill recognised (parent’s share only)	6,602

Fair value of identifiable net assets
€’000
QIND net assets at acquisition (excluding pre-existing goodwill)	(10,256)
Customer relationships	19,758
Trade names	4,606
Inventory step-up	61
Deferred tax liability on fair value uplifts	(2,198)
Fair value of identifiable net assets (100%)	11,970

The parent’s effective economic interest of 67.04% (and corresponding NCI of 32.96%) differs from the direct legal interest of 69.36% / 30.64% in QIND, reflecting the pre-existing non-controlling interest in QIND’s subsidiary Al Shola Al Modeea Gas Distribution LLC at the acquisition date.